Filed pursuant to Rule 497(e)
1933 Act File No.	333-231734
1940 Act File No.	811-23426

Infusive US Trust

Infusive® Compounding Global Equities ETF (JOYY) (the “Fund”)

Supplement dated April 1, 2022 (the “Supplement”) to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information each dated October 28, 2021, as supplemented or amended.

Jacques Jenny and Eric Cheng no longer serve as portfolio managers of the Fund and have been replaced by Matthew Schopfer. The following changes to the Fund’s summary prospectus, statutory prospectus and statement of additional information are effective immediately.

Summary Prospectus and Statutory Prospectus

The “Management” section in the Fund’s summary section is deleted in its entirety and replaced with the following:

Matthew Schopfer (the "Portfolio Manager") is primarily responsible for the day-to-day management of the Fund. He has been a Portfolio Manager of the Fund since 2022. Mr. Schopfer is the Head of Research for the Advisor and has been an employee of the Advisor since April 2015.

The section “Portfolio Managers” under the “Management” section of the statutory prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers. Matthew Schopfer (the "Portfolio Manager") is primarily responsible for the day to day management of the Fund. The Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

Mr. Schopfer has been employed by the Advisor since April 2015. He has been a Portfolio Manager of the Fund since 2022. Prior to joining Infusive, he was an Associate at Catterton Partners where he focused on private equity investments in the consumer space. Mr. Schopfer began his career in the Investment Banking Division of Citigroup where he provided strategic advisory and corporate finance services to global consumer clients. He holds an MBA from The Wharton School at the University of Pennsylvania and an undergraduate degree in Finance from the Ross School of Business at the University of Michigan.

The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership (if any) of shares in the Fund.

Statement of Additional Information

Information about Jacques Jenny and Eric Cheng in the “Portfolio Managers” section under “Investment Advisory, Administrative and Distribution Services” is deleted in its entirety and replaced with the following:

Portfolio Manager. As of April 1, 2022, the Fund’s Portfolio Manager was primarily responsible for the day-to-day management of other Infusive funds and certain other types of portfolios and/or accounts, other than the Fund, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Matthew Schopfer	0	$0	2	$478	1	$3

Portfolio Manager’s Ownership in the Fund

Matthew Schopfer dollar value range of shares owned in the Infusive Compounding Global Equities ETF: None.

Jacques Jenny no longer serves as a vice president of the Trust and has been replaced by Matthew Schopfer. Information about Jacques Jenny in the “Officers” table under “Management” is deleted in its entirety and replaced with the following:

Officers

Name & Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Matthew Schopfer 1985	Vice President	Since March 2022	Head of Research of Infusive Asset Management Inc.

For more information, please contact the Fund at 1-844-INF-JOYY (1-844-463-5699).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.